          ----------------------------------------------------------------
                                MORGAN STANLEY
                                  DEAN WITTER
                                 EASTERN EUROPE
                                   FUND, INC.
          ----------------------------------------------------------------






                                 FIRST QUARTER REPORT
                                    MARCH 31, 2000
                         MORGAN STANLEY DEAN WITTER INVESTMENT
                                    MANAGEMENT INC.
                                  INVESTMENT ADVISER






                              MORGAN STANLEY DEAN WITTER
                               EASTERN EUROPE FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/ investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the three months ended March 31, 2000, the Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 21.05% compared to 20.78% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on September 30, 1996 through March 31, 2000, the Fund had a total return, based on net asset value per share, of 48.66% compared with 37.96% for its benchmark. For the period from September 30, 1996 through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland. Beginning January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. On March 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $19 1/8, representing a 22.5% discount to the Fund's net asset value per share.

Eastern European markets experienced strong performance during the first quarter of 2000. MSCI Czech was the best performer as it appreciated by 30.0% while MSCI Russia, Poland and Hungary followed with returns of 22.9%. 19.0% and 13.2%, respectively. The performance in the region was primarily driven by the telecom, media and technology sectors. This was a phenomenon experienced across all the major markets around the world. Given the large weighting of telecommunications in the index of over 30%, Eastern Europe was the best performing region in emerging markets.


RUSSIA

Russia performed strongly in the first quarter with all the performance coming in March when the index appreciated by 37.6%. Presidential elections were held on March 26 and Vladimir Putin won in the first round with 52.4% of the vote. Putin's success is expected to provide Russia with much needed political stability and further bolster Russia's economic recovery, which has benefited from oil price strength, debt restructuring and forgiveness, current account surpluses and improving international reserves. Attention will now be focused on the composition of Putin's new cabinet and the prospects for reform. The cabinet will be announced after Putin's inauguration on May 8.

Russia's macro performance for the first quarter has been most encouraging. GDP is expected to have grown by over 6% driven by double digit increase in industrial production and strong growth in exports. This pick up in the economy has led to foreign exchange reserves rising to over $16 billion, the highest level since the August 1998 devaluation. Further, the current and fiscal accounts are also performing exceptionally. The current account surplus for 2000 is expected to come in at greater than 15% of GDP while the primary balance is running at a surplus level of approximately 3.5% of GDP.

Russia still needs to concentrate on economic reform and tackling corruption and creating greater transparency in government-controlled companies. We are overweight Russia versus the benchmark as we believe it will outperform other markets in the near-term as we anticipate positive macro fundamentals to remain intact and to be supported by political stability.


POLAND

Poland finished 1999 with a current account deficit of 7.6% and the forecast for 2000 is not expected to be much better. This remains the biggest concern with regard to the Polish macro picture. However, as in 1999 we expect foreign direct investment and portfolio flows to cover most of this deficit in 2000. Further, the recent full float of the zloty theoretically provides a self adjusting mechanism that will adjust to counter any trade/current account imbalances. Privatizations receipts are expected to be about $6 billion in 2000 with the largest contribution coming in from the 25-35% strategic sale of TPSA. The primary risk with regard to the funding of the current account remains in the political arena. Tensions remain within the coalition government of Solidarity (AWS) and Freedom Union (UW). Further, there is no consensus within the AWS with regard to government policies towards privatization. With declining popularity of the government the risk is that they may pursue a populist policy and slow down the existing reform program.

Inflation remains high at around the 10% level versus a targeted level of 5.5-6.5% by year end 2000. Inflation is being driven by food prices which represent 35% of the CPI basket and, by higher oil prices. We expect these pressures to alleviate in the second half of the year. Due to the existing current account and inflation concerns we expect rates to remain at current levels or even rise a further 1% before declining late in current year. Given this uncertain political and macro environment we remain underweight Poland versus the benchmark.


CZECH REPUBLIC

The Czech Republic continues to emerge from its recession with export growth being the main economic driver, fuelled by Germany's recovery (42% of all Czech exports go to Germany). Private consumption and fixed investment are also showing signs of recovery. We believe GDP growth may reach 2.0% in 2000, compared to a contraction of 0.5% in 1999. Although we believe interest rates may rise in the longer term, based on stronger growth and higher inflation, we do not anticipate the central bank to raise rates before the second half of the year.

Czech equities have performed strongly this year, led by telecoms and the recovering banking sector. In February, the Czech government sold its 51% stake in Ceska Sporitelna Bank to Erste Bank and is expected to also sell its 60% stake in Komercni Banka in the second half of the current year. Other privatizations will include the sale of a 51% stake in Cesky Telecom for about $3.5 billion and a 51% stake in Ceska Radiokomunikace. The sale of these assets are expected to raise over $6 billion in the current year. Supported by strategic investment and European Union economic growth, we believe the Czech equities market stands to gain further from privatization and economic growth.


HUNGARY

Hungary's GDP is expected to increase by 5.0% in 2000, boosted by a combination of exports (benefiting from the economic recovery of Hungary's main trading partners), private consumption (fuelled by real wage growth) and capital formation (including new funds from domestic pension funds). Although we believe private consumption will be robust, high unemployment and a high personal tax burden should prevent a consumer boom.

We have become concerned about the 3% interest rate reduction in Hungary during the first quarter. The rationale for the rate reduction has been due to concerns about the forint becoming overvalued as a result of significant foreign portfolio inflows in long-term government securities. These inflows have been attracted into the country as a result of continued strong economic growth and confidence in the currency which fluctuates within a 2.25% band. As the government has no intention of widening the band in the near term the only method to make the currency less attractive is by reducing interest rates. With inflation still around 10% we feel the rate cuts have been too aggressive and monetary policy has become too loose. We have as a result gone underweight Hungary in the short term.

Sincerely,


/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.*
PRESIDENT AND DIRECTOR

April 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

EFFECTIVE MARCH 2000, JAIDEEP KHANNA, A PRINCIPAL OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., AND PORTFOLIO MANAGER OF OTHER MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT ADVISED CLOSED-END FUNDS, IS NOW RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND. PAUL PSAILA, THE FUND'S FORMER PORTFOLIO MANAGER, HAS TAKEN A NEW ROLE WITHIN MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT.

* HAROLD J. SCHAAFF, JR. WAS ELECTED PRESIDENT AND DIRECTOR OF THE FUND ON MARCH 20, 2000. MR. SCHAAFF JOINED MORGAN STANLEY DEAN WITTER IN 1989 AND IS A MANAGING DIRECTOR OF MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. HE FORMERLY SERVED AS GENERAL COUNSEL AND SECRETARY OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                             TOTAL RETURN (%)
                              ------------------------------------------------------------------------
                                  MARKET VALUE (1)       NET ASSET VALUE (2)           INDEX (3)
                              ----------------------   ----------------------   ----------------------
                                             AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                              ----------     -------   ----------     -------   ----------     -------
          Fiscal Year to Date  13.33%        --         21.05%        --         20.78%        --
          One Year             71.91         71.91%     84.79         84.79%     88.94         88.94%
          Since Inception*     15.24          4.14      48.66         12.00      37.96          9.63


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                                   [GRAPH]


                                                   YEAR ENDED DECEMBER 31,
                                                                                      THREE MONTHS
                                                                                         ENDED
                                                                                       MARCH 31,
                                         1996*        1997        1998        1999        2000
                                        ------       ------      ------      ------   ------------
Net Asset Value Per Share.............  $20.77       $26.59      $12.65      $20.38      $24.67
Market Value Per Share................  $18.00       $23.88      $ 9.81      $16.88      $19.13
Premium/(Discount)....................  -13.3%       -10.2%      -22.4%      -17.2%      -22.5%
Income Dividends......................  $ 0.07           --          --          --          --
Capital Gains Distributions...........      --       $ 3.68      $ 0.67          --          --
Fund Total Return (2).................    4.18%       48.19%     -50.62%      61.11%      21.05%
Index Total Return (3)................    9.25%       48.23%     -57.84%      67.30%      20.78%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Beginning January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index, including dividends.
*    The Fund commenced operations on September 30, 1996.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Portfolio Summary as of March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities                       (98.2%)
Short-Term Investments                   (1.8%)

--------------------------------------------------------------------------------
INDUSTRIES

                                       [CHART]

Other                                    (5.9%)
Trading Companies & Distributors         (2.6%)
Telecommunication Services               (2.3%)
Oil & Gas Exploration & Production      (10.2%)
Metals & Mining                          (4.3%)
Media                                    (1.5%)
Integrated Oil & Gas                    (17.4%)
Banks                                    (7.5%)
Diversified Financials                   (2.0%)
Diversified Telecommunication Services  (30.6%)
Electric Utilities                      (15.7%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Czech Republic                          (11.1%)
Hungary                                 (16.5%)
Poland                                  (19.7%)
Russia                                  (53.1%)
Other                                   (-0.4%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                  PERCENT OF
                                                  NET ASSETS
                                                  ----------
     1.  LUKoil Holdings (Russia)                    14.3%
     2.  Unified Energy System (Russia)              11.8
     3.  Matav Rt. (Hungary)                         11.2
     4.  Surgutneftgaz (Russia)                      10.3
     5.  Telekomunikacja Polska (Poland)              6.9
     6.  Rostelecom (Russia)                          6.1
     7.  SPT Telecom (Czech Republic)                 4.7
     8.  AO Telneft (Russia)                          3.1
     9.  Komercni Banka (Czech Republic)              2.9
     10. CEZ (Czech Republic)                         2.7
                                                     ----
                                                     74.0%
                                                     ----
                                                     ----

   * Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
MARCH 31, 2000

                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.4%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
CZECH REPUBLIC (11.1%)
BANKS
   Ceska Sporitelna                                   126,430    U.S.$      717
   Ceska Sporitelna GDR                                16,225                92
   Komercni Banka                                     120,560             3,201
                                                                 --------------
                                                                          4,010
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   SPT Telecom                                        238,477             5,188
                                                                 --------------
ELECTRIC UTILITIES
   CEZ                                                943,020             3,009
                                                                 --------------
                                                                         12,207
                                                                   ------------
-------------------------------------------------------------------------------
HUNGARY (16.5%)
AUTO COMPONENTS
   North American Bus Industries Rt.                   40,431               972
                                                                   ------------
BANKS
   OTP Bank Rt.                                         6,206               335
   OTP Bank Rt. GDR                                    23,000             1,245
                                                                   ------------
                                                                          1,580
                                                                   ------------
CHEMICALS
   Tiszai Vegyi Kombinat Rt.                           30,200               554
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Matav Rt.                                          543,542             4,776
   Matav Rt. ADR                                      167,929             7,494
                                                                   ------------
                                                                         12,270
                                                                   ------------
ELECTRIC UTILITIES
   Demasz Rt. GDR                                      26,250               382
                                                                   ------------
HOTELS RESTAURANTS & LEISURE
   Danubius Hotel and Spa Rt.                          32,920               739
                                                                   ------------
IT CONSULTING & SERVICES
   Synergon Information Systems                        61,500               742
                                                                   ------------
PHARMACEUTICALS
   EGIS Rt.                                            19,270               957
                                                                   ------------
                                                                         18,196
                                                                   ------------
-------------------------------------------------------------------------------
POLAND (19.7%)
BANKS
   BRE Bank SA                                         32,959             1,189
   Wielkopolski Bank Kredytowy                        232,729             1,528
                                                                   ------------
                                                                          2,717
                                                                   ------------
COMPUTERS & PERIPHERALS
   Optimus SA                                         20,009              1,221
                                                                   ------------
DIVERSIFIED FINANCIALS
   Europejski Fundusz Leasingowy SA                  116,000              2,175
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Telekomunikacja Polska GDR                        807,270              7,608
                                                                   ------------
MEDIA
   Agora SA                                           30,340                841
                                                                   ------------
METALS & MINING
   KGHM Polska Miedz                                 356,961              2,602
                                                                   ------------
SOFTWARE
   Prokom GDR                                         57,860              1,649
                                                                   ------------
-------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS
   Elektrim                                          195,798       U.S.$  2,845
                                                                   ------------
                                                                         21,658
                                                                   ------------
-------------------------------------------------------------------------------
RUSSIA (53.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES

   Mustcom                                         9,526,809              1,987
   Rostelecom                                      2,935,000              3,962
   Rostelecom ADR                                    114,200              2,712
                                                                   ------------
                                                                          8,661
                                                                   ------------
ELECTRIC UTILITIES
   Irkutskenergo ADR                                  182,700               849
   Unified Energy Systems                          18,839,846             3,655
   Unified Energy Systems GDR                         482,200             9,355
                                                                   ------------
                                                                         13,859
                                                                   ------------
INTEGRATED OIL & GAS
   AO Tatneft ADR                                      260,300            3,417
   LUKoil Holdings                                     197,000            3,073
   LUKoil Holdings-Sponsored ADR                       176,298           11,001
   LUKoil-Holdings- Sponsored ADR
         (Preferred)                                    97,000            1,678
                                                                   ------------
                                                                         19,169
                                                                   ------------
MEDIA
   Storyfirst Communications 'A'
     (Preferred)                                         1,920              818
                                                                   ------------
METALS & MINING
   Norilsk Nickel                                      192,000            2,158
                                                                   ------------
OIL & GAS EXPLORATION & PRODUCTION
   Surgutneftegaz ADR (Preferred)                   10,760,000            1,049
   Surgutneftegaz ADR                                  710,272           10,228
                                                                   ------------
                                                                         11,277
                                                                   ------------
TELECOMMUNICATION SERVICES
   Kubanelectrosvyaz                                    50,000              917
   Nizhnovsvyazinform                                  500,000            1,085
   St. Petersburg Telephone Network                    500,000              489
                                                                   ------------
                                                                          2,491
                                                                   ------------
                                                                         58,433
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$83,331)                                                     110,494
                                                                   ------------
-------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.9%)
   Chase Securities, Inc., 5.90%,
     dated 3/31/00, due 4/3/00, to
     be repurchased at U.S.$2,081,
     collateralized by U.S.$2,010
     United States Treasury Inflation
     Index Note, 3.625%, due 7/15/02,
     valued at U.S.$2,128
     (Cost U.S.$2,080)                            U.S.$  2,080            2,080
                                                                   ------------
-------------------------------------------------------------------------------

                                      6


                                                          FACE
                                                        AMOUNT           VALUE
                                                         (000)           (000)
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
   Hungarian Forint
   (Cost U.S.$--@)                                HUF       79     U.S.$     -- @
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
   (Cost U.S.$85,411)                                                   112,574
                                                                   ------------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
   Other Assets                                   U.S.$  3,144
   Liabilities                                          (5,711)          (2,567)
                                                  ------------     ------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 4,459,748 issued and
     outstanding U.S.$0.01 par
     value shares (500,000,000
     shares authorized)                                            U.S.$110,007
                                                                   ------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  24.67
                                                                   ------------
-------------------------------------------------------------------------------

       @ - Value is less than U.S.$500.
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt